THE MAINSTAY GROUP OF FUNDS

MainStay Income and Blended Funds

Supplement dated September 8, 2008 ("Supplement")
to the Prospectus dated February 28, 2008 ("Prospectus")

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Funds’ Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available via the internet on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

This Supplement supersedes the Supplement dated July 1, 2008.

1.	The section entitled “Investment Minimums and Eligibility Requirements - Class A Shares” beginning on page 128 of the Prospectus is hereby amended by adding the following:

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Effective September 15, 2008, $15,000 minimum initial investment with no minimum subsequent purchase amount for investors that, in the aggregate, have assets of $100,000 or more invested in any share classes of any of the MainStay Funds. To qualify for this investment minimum, all aggregated accounts must be tax reportable under the same tax identification number. You may not aggregate your holdings with the holdings of any other person or entity to qualify for this investment minimum. Please note that accounts held through broker/dealers or other types of institutions may not be aggregated to qualify for this investment minimum. We will only aggregate those accounts held directly with the Funds. Please contact your investment advisor or the Funds by calling 800-MAINSTAY (624-6782) for more information.

Additionally, please note that if you qualify for this exception, you must also maintain the aggregate assets of $100,000 or more invested in any share classes of any of the MainStay Funds and an account balance at or above $15,000 per Fund to avoid having your account automatically convert into Investor Class shares.

•	Effective September 15, 2008, no minimum initial investment with no minimum subsequent investment for Class A shares of the Money Market Fund if all of your other accounts contain Class A shares only.

Additionally, please note that if at any time you hold any class of shares other than Class A shares, your holdings in the Money Market Fund will immediately become subject to the applicable investment minimums, subsequent purchase minimums and subsequent conversion features.

2.	The section entitled “When the Funds Pay Dividends” on page 141 of the Prospectus is hereby deleted and replaced with the following:

The Funds declare and pay any dividends, to the extent income is available, at least once a year, typically in December. Cash Reserves Fund, Floating Rate Fund, Money Market Fund, and Principal Preservation Fund each declare dividends on a daily basis and pay them monthly. Intermediate Term Bond Fund, Indexed Bond Fund, Institutional Bond Fund, Short Term Bond Fund, Global High Income Fund, Government Fund, High Yield Corporate Bond Fund, Diversified Income Fund and Tax Free Bond Fund declare and pay dividends monthly. Balanced

Fund, Income Manager Fund, Convertible Fund and Total Return Fund declare and pay dividends quarterly. Dividends are normally paid on the last business day of the month after a dividend is declared. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last business day of the month after the dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE